UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 1, 2005

Commission File Number 333-102289

IN TOUCH MEDIA GROUP, INC.

formerly known as

UNIVERSAL HEALTHCARE

MANAGEMENT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

FLORIDA	01-0626963
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

205 South Myrtle Avenue Clearwater, Florida	33756
(Address of principal executive offices)	(Zip Code)

(727) 465-0925

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 1, 2005 the Registrant changed its name to In Touch Media Group, Inc.  The new CUSIP number for the Registrant’s common stock is 45325C106.  The new Call Symbol is ITOU.  A copy of the Articles of Amendment reflecting the name change is attached as Exhibit A.  Reference is made the definitive Schedule 14C filed on or about June 2, 2005 for additional information.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:

June 6, 2005

IN TOUCH MEDIA GROUP, INC.

By:

/s/ Laura A. Betterly

Laura A. Betterly

Chief Executive Officer

EXHIBIT TO FORM 8-K

ARTICLES OF AMENDMENT TO

ARTICLES OF INCORPORATION

OF

UNIVERSAL HEALTHCARE MANAGEMENT SYSTEMS, INC.

The undersigned, being the President of UNIVERSAL HEALTHCARE MANAGEMENT SYSTEMS, INC., a Florida corporation (the “Corporation”), does hereby certify that the Amendment provided for herein to change the name of the Corporation was adopted unanimously by Special Corporate Actions by Written Consent of the Board of Directors of the Corporation on May 2, 2005, and written consent of shareholders owning a majority of the outstanding shares entitled to vote of the Corporation, in accordance with the provisions of Chapter 607 of the General Corporation Law of the State of Florida, and the number of votes cast in favor of the Amendments was sufficient to carry the motion.

1.

Article I of the Articles of Incorporation of the Corporation is hereby amended to read as follows:

I.

The name of this corporation is In Touch Media Group, Inc.

IN WITNESS WHEREOF, the undersigned, being the President of the Corporation, has executed this Amendment to Articles of Incorporation of Universal Healthcare Management Systems, Inc., a Florida corporation, the 2nd day of May, 2005, for the purpose of amending the Articles of Incorporation under Section 607.1006, Florida Statutes, and hereby certify that the facts herein stated are true and correct, and were approved by the votes of Shareholders owning a majority of the shares entitled to vote and the vote was sufficient to carry motion.

UNIVERSAL HEALTHCARE MANAGEMENT

SYSTEMS, INC., a Florida corporation

By:

/s/ Laura Betterly

Laura Betterly, President

STATE OF FLORIDA

)

COUNTY OF PINELLAS

)

The foregoing instrument was acknowledged before me this 2nd day of May, 2005, by LAURA BETTERLY, as President of UNIVERSAL HEALTHCARE MANAGEMENT SYSTEMS, INC., a Florida corporation, on behalf of said corporation, who is personally known to me.

/s/ Charisse Mittle

Notary Public

Print Name:

Charisse Mittle

Commission #

 DD389457

My Commission Expires:   March 20, 2009

MTC/cam/347411

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